WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED APRIL 15, 2011 TO THE

SUMMARY PROSPECTUS, DATED APRIL 30, 2010, OF

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Effective May 1, 2011, the last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated April 30, 2010, as supplemented on June 14, 2010 and April 15, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, June 14, 2010, April 8, 2011 and April 15, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

Effective May 1, 2011, the sub-section labeled “Portfolio managers” in the “Management” section of the fund’s Summary Prospectus is deleted and replaced with the following:

Portfolio managers: Stephen A. Walsh, Andrea A. Mack, Julien A. Scholnick and Michael Y. Pak. Mr. Walsh and Ms. Mack have been portfolio managers for the fund since its inception. Messrs. Scholnick and Pak have been portfolio managers for the fund since 2009. These portfolio managers work together with a broader investment management team.

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